                                                                  Exhibit 4.1.3


                             RALPHS GROCERY COMPANY


                                SECOND AMENDMENT
                              TO CREDIT AGREEMENT



        This SECOND AMENDMENT TO CREDIT AGREEMENT (this "AMENDMENT") is dated as of December 11, 1995 and entered into by and among Food 4 Less Holdings, Inc., a Delaware corporation ("NEW HOLDINGS"), Ralphs Grocery Company, a Delaware corporation and legal successor to Food 4 Less Supermarkets, Inc. ("COMPANY"), the financial institutions listed on the signature pages hereof ("LENDERS"), the Co-Agents and Co-Arrangers listed on the signature pages hereof and Bankers Trust Company, as administrative agent for Lenders ("AGENT"), and, for purposes of Section 4 hereof, the Credit Support Parties (as defined in Section 4 hereof) listed on the signature pages hereof, and is made with reference to that certain Credit Agreement dated as of June 14, 1995, as amended by a First Amendment dated as of August 18, 1995 (the "CREDIT AGREEMENT"), by and among New Holdings, Food 4 Less Supermarkets, Inc., the financial institutions listed on the signature pages thereof as Lenders, the Co-Agents and Co-Arrangers named therein and Agent. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.


                                    RECITALS


        WHEREAS, Company and Lenders desire to amend the Credit Agreement to
(i) adjust certain of the financial covenants as more specifically set forth herein, and (ii) make certain other amendments as set forth below;

        NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:


        SECTION 1.  AMENDMENTS TO THE CREDIT AGREEMENT

        A. AMENDMENTS TO SECTION 1:  DEFINITIONS

            1.1 Subsection 1.1 of the Credit Agreement is hereby amended by adding the following definition thereto in appropriate alphabetical order:

              "`Smith's-Related Restructuring Charges' means the amount of non-cash and cash restructuring charges and integration costs incurred by Company and its Subsidiaries in connection with the discontinuance of certain of Company's warehousing, manufacturing and distribution operations at its facility in La Habra, California, and the related transfer of such warehousing, manufacturing and distribution operations to the facility expected to be subleased by Company from Smith's Food & Drug Centers, Inc. ("Smith's") in Riverside, California (the "Warehouse Restructuring"), and the disposition of up to 9 grocery stores operated by Company in southern California in connection with Company's acquisition, if such acquisition occurs, of up to 9 grocery stores from Smith's in southern California (the "Store Restructuring"), including in each case transition and transaction costs related thereto; provided that (x) the aggregate amount of all such cash and non-cash charges and costs and the aggregate amount of all such cash charges and costs included in Consolidated Adjusted EBITDA and Consolidated Net Worth as "Smith's-Related Restructuring Charges" for all periods with respect to the Warehouse Restructuring shall not exceed $43.6 million and $33.2 million, respectively, and (y) the aggregate amount of all such cash and non-cash charges and costs and the aggregate amount of all such cash charges and costs included in Consolidated Adjusted EBITDA and Consolidated Net Worth as "Smith's-Related Restructuring Charges" for all periods with respect to the Store Restructuring shall not exceed $22.5 million and $12.8 million, respectively, in each case to the extent that such restructuring charges and integration costs reduce the net income of Company and its Subsidiaries."

       1.2 The definition of "Consolidated Adjusted EBITDA" contained in subsection 1.1 of the Credit Agreement is hereby amended by deleting the phrase "(vi) Restructuring Charges and (vii)" and substituting "
(vi) Restructuring Charges, (vii) Smith's-Related Restructuring Charges and
(viii)" therefor.

       1.3 The definition of "Consolidated Net Worth" contained in subsection
1.1 of the Credit Agreement is hereby amended by deleting the semicolon immediately preceding the proviso contained therein and by substituting "and
(v) the after tax impact (if any) of the Smith's-Related Restructuring Charges;"


       B. AMENDMENTS TO SECTION 6:  AFFIRMATIVE COVENANTS.

       1.1 Subsection 6.11 (i) of the Credit Agreement is hereby amended by deleting the phrase "or within six months after the Closing Date," and substituting "or within eight months after the Closing Date," therefor.

           C.   AMENDMENTS TO SECTION 7:  NEGATIVE COVENANTS

           1.1 Subsection 7.7(vi) of the Credit Agreement is hereby amended by adding at the end thereof the following:


           "provided that, in addition to the foregoing, the Company may dispose of up to 9 southern California grocery stores in connection with its potential acquisition of up to 9 southern California grocery stores from Smith's;"

           1.2 Subsection 7.9 of the Credit Agreement is hereby amended by deleting the phrase "during the period commencing on the Closing Date and ending on (and including) January 28, 1996)" and substituting "during the period commencing on the first day of the third Fiscal Quarter in 1995 and ending on (and including) January 28, 1996)" therefor and is hereby further amended by deleting the table set forth therein and substituting in lieu thereof the following:

                 "Period                       Maximum Lease Payments
                  ------                       ----------------------
                 Third Fiscal Quarter 1995
                 through and including
                 January 28, 1996              $ 93,300,000
                 Fiscal Year 1996              $220,300,000
                 Fiscal Year 1997              $240,300,000
                 Fiscal Year 1998              $265,300,000
                 Fiscal Year 1999              $290,300,000
                 Fiscal Year 2000              $310,300,000
                 Fiscal Year 2001              $322,300,000
                 Fiscal Year 2002              $339,300,000
                 Fiscal Year 2003 and
                 each Fiscal Year thereafter   $356,300,000"


           SECTION 2.    CONDITIONS TO EFFECTIVENESS

           Section 1 of this Amendment shall become effective only upon the satisfaction of all of the following conditions precedent (the date of satisfaction of such conditions being referred to herein as the "SECOND AMENDMENT EFFECTIVE DATE"):

           A. On or before the Second Amendment Effective Date, each of New Holdings and Company shall deliver to Agent for Lenders five originally executed copies of the following, each, unless otherwise noted, dated the Second Amendment Effective Date:

           1. Signature and incumbency certificates of their respective officers executing this Amendment; and

                          2. Executed copies of this Amendment executed by each of New Holdings, Company and each of the other Credit Support Parties.

                 B. On or before the Second Amendment Effective Date, all corporate and other proceedings taken or to be taken in connection with the transactions contemplated hereby and all documents incidental thereto not previously found acceptable by Agent, acting on behalf of Lenders, and its counsel shall be satisfactory in form and substance to Agent and such counsel, and Agent and such counsel shall have received all such counterpart originals or certified copies of such documents as Agent may reasonably request.


                 SECTION 3. REPRESENTATIONS AND WARRANTIES BY NEW HOLDINGS AND COMPANY

                 In order to induce Lenders to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, each of New Holdings and Company represents and warrants to each Lender that the following statements are true, correct and complete:

                 A. CORPORATE POWER AND AUTHORITY. Each Loan Party party hereto has all requisite corporate power and authority to enter into this Amendment and each of New Holdings and Company has all requisite corporate power and authority to carry out the transactions contemplated by, and perform its respective obligations under, the Credit Agreement as amended by this Amendment (the "AMENDED AGREEMENT").

                 B. AUTHORIZATION OF AGREEMENTS. The execution and delivery of this Amendment have been duly authorized by all necessary corporate action on the part of each Loan Party party hereto and the performance of the Amended Agreement has been duly authorized by all necessary corporate action on the part of each of New Holdings and Company.

                 C. GOVERNMENTAL CONSENTS. The execution and delivery by each Loan Party party hereto of this Amendment and the performance by each of New Holdings and Company of the Amended Agreement do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body.

                 D. BINDING OBLIGATION. This Amendment has been duly executed and delivered by each Loan Party party hereto and this Amendment is the legally valid and binding obligations of each Loan Party party hereto and the Amended Agreement is the legally valid and binding obligations of each of New Holdings and Company, in each case enforceable against New Holdings, Company and the other Loan Parties party hereto in accordance with the respective terms of this Amendment and the Amended Agreement, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

                 E. INCORPORATION OF REPRESENTATIONS AND WARRANTIES FROM CREDIT AGREEMENT. The representations and warranties contained in Section 5 of the Credit Agreement are and will be true, correct and complete in all material respects on and as of the Second Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

                 F. ABSENCE OF DEFAULT. No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute an Event of Default or a Potential Event of Default.


                 SECTION 4.         ACKNOWLEDGEMENT AND CONSENT

                 Company has entered into Deeds of Trust and is a party to the Collateral Account Agreement, Pledge Agreements, the Security Agreement, the Trademark Security Agreement, and the Deposit Accounts Security Agreement, in each case as amended through the Second Amendment Effective Date, pursuant to which Company has (i) created Liens in favor of Agent on certain Collateral to secure its respective Secured Obligations and (ii) pledged certain Collateral to secure its respective Secured Obligations (as defined in the Pledge Agreements) as the case may be. New Holdings has entered into the Holdings Guaranty and is a party to the Holdings Pledge Agreement, the Security Agreement, and the Deposit Accounts Security Agreement, in each case as amended through the Second Amendment Effective Date, pursuant to which New Holdings has (i) guarantied the Obligations, (ii) created Liens in favor of Agent on certain Collateral to secure its respective Secured Obligations (as defined in each of the Security Agreement and the Deposit Accounts Security Agreement) and (iii) pledged certain Collateral to Agent to secure its obligations under the Holdings Guaranty, as the case may be. Each of Falley's, Cala Co, F4LSC, Bay Area, Cala, Bell Markets, Alpha Beta, F4LGM, F4L Merchandising, F4L California and Crawford is a party to each of the Guaranty, the Security Agreement, the Trademark Security Agreement, the Deposit Accounts Security Agreement, its respective Pledge Agreement, its respective Deed of Trust, if applicable, in each case as amended through the Second Amendment Effective Date, pursuant to which each of such Subsidiaries of Company has (i) guarantied the Obligations, (ii) created Liens in favor of Agent on certain Collateral to secure their respective Secured Obligations (as defined in each of the Security Agreement, the Trademark Security Agreement and the Deposit Accounts Security Agreement) and (iii) pledged certain Collateral to Agent to secure its respective Secured Obligations (as defined in the Pledge Agreements) as the case may be. F4LGM is a party to the F4LGM Security Agreement, as amended through the Second Amendment Effective Date, pursuant to which F4LGM has pledged certain Collateral to Agent to secure its obligations under the Guaranty. New Holdings, Company and each of such Subsidiaries of Company are collectively referred to herein as the "CREDIT SUPPORT PARTIES", and the Holdings Guaranty, the Holdings Pledge Agreement, the Security Agreement, the Deposit Accounts Security Agreement, the Guaranty, the Trademark Security Agreement, the Pledge Agreements, the Deeds of Trust, the Collateral Account Agreement, and the F4LGM Security Agreement are collectively referred to herein as the "CREDIT SUPPORT DOCUMENTS".

                 Each Credit Support Party hereby acknowledges that it has reviewed the terms and provisions of the Credit Agreement and this Amendment and consents to the amendment of the Credit Agreement effected pursuant to this Amendment. Each Credit Support Party hereby confirms that each Credit Support Document to which it is a party or otherwise bound and all Collateral encumbered thereby will continue to guaranty or secure, as the case may be, to the fullest extent possible the payment and performance of all "Obligations," "Guarantied Obligations" and "Secured Obligations," as the case may be (in each case as such terms are defined in the applicable Credit Support Document), including without limitation the payment and performance of all such "Obligations," "Guarantied Obligations" or "Secured Obligations," as the case may be, in respect of the Obligations of Company now or hereafter existing under or in respect of the Amended Agreement and the Notes defined therein.

                 Each Credit Support Party acknowledges and agrees that any of the Credit Support Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment. Each Credit Support Party represents and warrants that all representations and warranties contained in the Amended Agreement and the Credit Support Documents to which it is a party or otherwise bound are true, correct and complete in all material respects on and as of the Second Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

                 Each Credit Support Party acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Credit Support Party is not required by the terms of the Credit Agreement or any other Loan Document to consent to the amendments to the Credit Agreement effected pursuant to this Amendment and (ii) nothing in the Credit Agreement, this Amendment or any other Loan Document shall be deemed to require the consent of such Credit Support Party to any future amendments to the Credit Agreement.

                 SECTION 5.  MISCELLANEOUS

                 A. REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS.

                 (i) On and after the Second Amendment Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Amended Agreement.

                 (ii) Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

                 (iii) The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of Agent or any Lender under, the Credit Agreement or any of the other Loan Documents.

                 B. FEES AND EXPENSES. Company acknowledges that all costs, fees and expenses as described in subsection 11.2 of the Credit Agreement incurred by Agent and its counsel with respect to this Amendment and the documents and transactions contemplated hereby shall be for the account of Company.

                 C. HEADINGS. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

                 D. APPLICABLE LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

                 E. COUNTERPARTS; EFFECTIVENESS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Amendment shall become effective upon the execution of a counterpart hereof by

Requisite Lenders and each of the other parties hereto and receipt by Company and Agent of written or telephonic notification of such execution and authorization of delivery thereof.



                  [Remainder of page intentionally left blank]

                 IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.


                                 RALPHS GROCERY COMPANY


                                 By:
                                     -------------------------------
                                 Title:
                                        ----------------------------



                                 FOOD 4 LESS HOLDINGS, INC.


                                 By:
                                     -------------------------------
                                 Title:
                                        ----------------------------



                                 FALLEY'S, INC.,
                                 as a Credit Support Party


                                 By:
                                     -------------------------------
                                 Title:
                                        ----------------------------



                                 CALA CO.,
                                 as a Credit Support Party


                                 By:
                                     -------------------------------
                                 Title:
                                        ----------------------------



                                 FOOD 4 LESS OF SOUTHERN CALIFORNIA,
                                 as a Credit Support Party

                                 By:
                                     -------------------------------
                                 Title:
                                       ----------------------------

                                 BAY AREA WAREHOUSE STORES, INC.,
                                 as a Credit Support Party


                                 By:
                                    -------------------------------
                                 Title:
                                    ----------------------------



                                 CALA FOODS, INC.,
                                 as a Credit Support Party


                                 By:
                                    -------------------------------
                                 Title:
                                       ----------------------------



                                 BELL MARKETS, INC.,
                                 as a Credit Support Party


                                 By:
                                    -------------------------------
                                 Title:
                                       ----------------------------



                                 ALPHA BETA COMPANY,
                                 as a Credit Support Party


                                 By:
                                    -------------------------------
                                 Title:
                                       ----------------------------



                                 FOOD 4 LESS GM, INC.,
                                 as a Credit Support Party


                                By:
                                   -------------------------------
                                Title:
                                      ----------------------------

                                FOOD 4 LESS MERCHANDISING, INC.,
                                as a Credit Support Party


                                By:
                                    -------------------------------
                                Title:
                                       ----------------------------



                                FOOD 4 LESS OF CALIFORNIA, INC.,
                                as a Credit Support Party


                                By:
                                    -------------------------------
                                Title:
                                       ----------------------------


                                CRAWFORD STORES, INC.,
                                as a Credit Support Party


                                By:
                                    -------------------------------
                                Title:
                                       ----------------------------

                                BANKERS TRUST COMPANY, INDIVIDUALLY AND AS AGENT


                                By:
                                    --------------------------------
                                Title:
                                       -----------------------------

                                BANK OF AMERICA NATIONAL
                                TRUST & SAVINGS ASSOCIATION,
                                individually and as Co-Arranger


                                By:
                                    -------------------------------
                                Title:
                                       ----------------------------

                                THE CHASE MANHATTAN BANK, N.A.,
                                individually and as Co-Arranger


                                By:
                                    -------------------------------
                                Title:
                                       ----------------------------

                                COMPAGNIE FINANCIERE DE CIC ET
                                DE L'UNION EUROPEENNE, individually
                                and as Co-Arranger


                                By:
                                    -------------------------------
                                Title:
                                       ----------------------------


                                By:
                                    -------------------------------
                                Title:
                                      ----------------------------

                                CREDIT SUISSE, individually and
                                as Co-Arranger


                                By:
                                    -------------------------------
                                Title:
                                       ----------------------------

                                THE MITSUBISHI TRUST AND
                                BANKING CORPORATION, individually
                                and as Co-Arranger


                                By:
                                    -------------------------------
                                Title:
                                       ----------------------------

                                NATWEST BANK, N.A., individually and
                                as Co-Arranger


                                By:
                                    -------------------------------
                                Title:
                                       ----------------------------

                                UNION BANK, individually and as Co-Arranger


                                By:
                                    -------------------------------
                                Title:
                                      ----------------------------

                                UNITED STATES NATIONAL BANK OF OREGON,
                                individually and as Co-Arranger


                                By:
                                    -------------------------------
                                Title:
                                       ----------------------------

                                WELLS FARGO BANK, N.A., individually
                                and as Co-Arranger


                                By:
                                    -------------------------------
                                Title:
                                       ----------------------------

                                BANQUE INDOSUEZ, individually and
                                as Co-Agent


                                By:
                                    -------------------------------
                                Title:
                                       ----------------------------

                                BANQUE PARIBAS, individually and as Co-Agent


                                By:
                                    -------------------------------
                                Title:
                                       ----------------------------


                                By:
                                    -------------------------------
                                Title:
                                       ----------------------------

                                CREDIT LYONNAIS, CAYMAN ISLAND
                                BRANCH, individually and as Co-Agent


                                By:
                                    -------------------------------
                                Title:
                                       ----------------------------

                                ACADIA PARTNERS, L.P.


                                By:
                                    -------------------------------
                                Title:
                                       ----------------------------

                                THE BANK OF CALIFORNIA, N.A.


                                By:
                                    -------------------------------
                                Title:
                                       ----------------------------

                                THE BANK OF NOVA SCOTIA


                                By:
                                    -------------------------------
                                Title:
                                       ----------------------------

                                CERES FINANCE LTD.


                                By:
                                    -------------------------------
                                Title:
                                      ----------------------------

                                CITIBANK, N.A.


                                By:
                                    -------------------------------
                                Title:
                                       ----------------------------

                                CONTINENTAL CASUALTY COMPANY


                                By:
                                    -------------------------------
                                Title:
                                       ----------------------------

                                DAI-ICHI KANGYO BANK, LIMITED,
                                LOS ANGELES AGENCY


                                By:
                                    -------------------------------
                                Title:
                                       ----------------------------

                                PRIME INCOME TRUST


                                By:
                                    -------------------------------
                                Title:
                                       ----------------------------

                                SENIOR DEBT PORTFOLIO


                                By:
                                    -------------------------------
                                Title:
                                       ----------------------------

                                EQUITABLE LIFE ASSURANCE
                                SOCIETY OF THE UNITED STATES,
                                FOR THE NUTMEG ACCOUNT


                                By:
                                    -------------------------------
                                Title:
                                       ----------------------------

                                THE EQUITABLE LIFE ASSURANCE
                                SOCIETY OF THE UNITED STATES,
                                FOR THE ANNUITY HIGH INCOME
                                ACCOUNT


                                By:
                                    -------------------------------
                                Title:
                                       ----------------------------

                                FIRST NATIONAL BANK OF BOSTON


                                By:
                                    -------------------------------
                                Title:
                                       ----------------------------

                                FIRSTRUST BANK


                                By:
                                    -------------------------------
                                Title:
                                       ----------------------------

                                INDOSUEZ CAPITAL FUND II


                                By:
                                    -------------------------------
                                Title:
                                       ----------------------------

                                THE INDUSTRIAL BANK OF JAPAN,
                                LIMITED, LOS ANGELES AGENCY


                                By:
                                    -------------------------------
                                Title:
                                       ----------------------------

                                INTERNATIONALE NEDERLANDEN
                                (U.S.) CAPITAL CORPORATION


                                By:
                                    -------------------------------
                                Title:
                                       ----------------------------

                                JACKSON NATIONAL LIFE
                                INSURANCE COMPANY


                                By:
                                    -------------------------------
                                Title:
                                       ----------------------------

                                JACKSON NATIONAL LIFE
                                INSURANCE COMPANY OF
                                MICHIGAN


                                By:
                                    -------------------------------
                                Title:
                                       ----------------------------

                                KEYPORT LIFE INSURANCE
                                COMPANY


                                By:
                                    -------------------------------
                                Title:
                                       ----------------------------

                                MASSACHUSETTS MUTUAL LIFE
                                INSURANCE COMPANY


                                By:
                                    -------------------------------
                                Title:
                                       ----------------------------

                                MASS MUTUAL CORPORATE
                                VALUE PARTNERS, LTD.


                                By:
                                    -------------------------------
                                Title:
                                      ----------------------------

                                MERRILL LYNCH SENIOR FLOATING
                                RATE FUND, INC.


                                By:
                                    -------------------------------
                                Title:
                                       ----------------------------

                                MERRILL LYNCH PRIME RATE
                                PORTFOLIO


                                By:
                                    -------------------------------
                                Title:
                                       ----------------------------

                                NATIONSBANK, N.A.


                                By:
                                    -------------------------------
                                Title:
                                       ----------------------------

                                NIPPON CREDIT BANK, LTD.,
                                LOS ANGELES AGENCY


                                By:
                                    -------------------------------
                                Title:
                                       ----------------------------

                                THE NORTHWESTERN MUTUAL LIFE
                                INSURANCE COMPANY


                                By:
                                    -------------------------------
                                Title:
                                       ----------------------------

                                PEARL STREET L.P.


                                By:
                                    -------------------------------
                                Title:
                                       ----------------------------

                                PENNSYLVANIA LIFE INSURANCE COMPANY


                                By:
                                    -------------------------------
                                Title:
                                       ----------------------------

                                PILGRIM PRIME RATE TRUST


                                By:
                                    -------------------------------
                                Title:
                                       ----------------------------

                                RESTRUCTURED OBLIGATIONS
                                BACKED BY SENIOR ASSETS B.V.


                                By:
                                    -------------------------------
                                Title:
                                       ----------------------------

                                STICHTING RESTRUCTURED
                                OBLIGATIONS BACKED BY SENIOR
                                ASSETS 2 (ROSA2)


                                By:
                                    -------------------------------
                                Title:
                                       ----------------------------

                                SIROCCA LIMITED PARTNERSHIP


                                By:
                                    -------------------------------
                                Title:
                                       ----------------------------

                                STRATA FUNDING LTD.


                                By:
                                    -------------------------------
                                Title:
                                       ----------------------------

                                THE SUMITOMO TRUST & BANKING
                                CO., LTD., LOS ANGELES AGENCY


                                By:
                                    -------------------------------
                                Title:
                                       ----------------------------

                                THE TRAVELERS INSURANCE
                                COMPANY


                                By:
                                    -------------------------------
                                Title:
                                       ----------------------------

                                USL CAPITAL CORPORATION


                                By:
                                    -------------------------------
                                Title:
                                       ----------------------------

                                VAN KAMPEN AMERICAN CAPITAL
                                PRIME RATE INCOME TRUST


                                By:
                                    -------------------------------
                                Title:
                                       ----------------------------

                   SECOND AMENDMENT SIGNATURE PAGE CHECKLIST


Company


RALPHS GROCERY COMPANY


FOOD 4 LESS HOLDINGS, INC.


FALLEY'S, INC.,
as a Credit Support Party


CALA CO.,
as a Credit Support Party


FOOD 4 LESS OF SOUTHERN CALIFORNIA,
as a Credit Support Party


BAY AREA WAREHOUSE STORES, INC.,
as a Credit Support Party


CALA FOODS, INC.,
as a Credit Support Party


BELL MARKETS, INC.,
as a Credit Support Party


ALPHA BETA COMPANY,
as a Credit Support Party


FOOD 4 LESS GM, INC.,
as a Credit Support Party


FOOD 4 LESS MERCHANDISING, INC.,
as a Credit Support Party

FOOD 4 LESS OF CALIFORNIA, INC.,
as a Credit Support Party


CRAWFORD STORES, INC.,
as a Credit Support Party

Banks

BANKERS TRUST COMPANY,
INDIVIDUALLY AND AS AGENT


BANK OF AMERICA NATIONAL TRUST & SAVINGS
ASSOCIATION, individually and as Co-Arranger


THE CHASE MANHATTAN BANK, N.A.,
individually and as Co-Arranger


COMPAGNIE FINANCIERE DE CIC
ET DE L'UNION EUROPEENNE,
individually and as Co-Arranger


CREDIT SUISSE,
individually and as Co-Arranger


THE MITSUBISHI TRUST AND BANKING
CORPORATION, individually and as Co-Arranger


NATWEST BANK, N.A., individually and as Co-Arranger


UNION BANK, individually and as Co-Arranger


UNITED STATES NATIONAL BANK OF OREGON, individually and as
Co-Arranger


WELLS FARGO BANK, N.A., individually and as Co-Arranger


BANQUE INDOSUEZ, individually and as Co-Agent


BANQUE PARIBAS, individually and as Co-Agent

CREDIT LYONNAIS, CAYMAN ISLAND BRANCH, individually and as Co-Agent


ACADIA PARTNERS, L.P.

THE BANK OF CALIFORNIA, N.A.


THE BANK OF NOVA SCOTIA


CERES FINANCE LTD.


CITIBANK, N.A.


CONTINENTAL CASUALTY COMPANY


DAI-ICHI KANGYO BANK, LIMITED, LOS ANGELES AGENCY


PRIME INCOME TRUST


SENIOR DEBT PORTFOLIO


EQUITABLE LIFE ASSURANCE SOCIETY
OF THE UNITED STATES, FOR THE NUTMEG ACCOUNT


THE EQUITABLE LIFE ASSURANCE SOCIETY
OF THE UNITED STATES,
FOR THE ANNUITY HIGH INCOME ACCOUNT


FIRST NATIONAL BANK OF BOSTON


FIRSTRUST BANK

INDOSUEZ CAPITAL FUND II


THE INDUSTRIAL BANK OF JAPAN,
LIMITED, LOS ANGELES AGENCY


INTERNATIONALE NEDERLANDEN
(U.S.) CAPITAL CORPORATION


JACKSON NATIONAL LIFE INSURANCE COMPANY


JACKSON NATIONAL LIFE INSURANCE COMPANY OF MICHIGAN


KEYPORT LIFE INSURANCE COMPANY


MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY


MASS MUTUAL CORPORATE VALUE PARTNERS, LTD.


MERRILL LYNCH SENIOR FLOATING RATE FUND, INC.


MERRILL LYNCH PRIME RATE PORTFOLIO


NATIONSBANK, N.A.


NIPPON CREDIT BANK, LTD., LOS ANGELES AGENCY


THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY


PEARL STREET L.P.

PENNSYLVANIA LIFE INSURANCE COMPANY


PILGRIM PRIME RATE TRUST


RESTRUCTURED OBLIGATIONS
BACKED BY SENIOR ASSETS B.V.


STICHTING RESTRUCTURED OBLIGATIONS
BACKED BY SENIOR ASSETS 2 (ROSA2)


SIROCCA LIMITED PARTNERSHIP


STRATA FUNDING LTD.


THE SUMITOMO TRUST & BANKING CO., LTD., LOS ANGELES AGENCY


THE TRAVELERS INSURANCE COMPANY


USL CAPITAL CORPORATION


VAN KAMPEN AMERICAN CAPITAL PRIME RATE INCOME TRUST